UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811- 21269

Wells Fargo Advantage Income Opportunities Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-643-9691

Date of fiscal year end: April 30, 2011

Date of reporting period: April 30, 2011

ITEM 1. REPORT TO SHAREHOLDERS

Annual Report

April 30, 2011

WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND

This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

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The views expressed are as of April 30, 2011. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage Income Opportunities Fund.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Income Opportunities Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

There certainly were a rash of geopolitical and geological issues that provided headwinds, but overall, many areas across both the global equity and bond markets showed resilience and posted solid annual returns.

Dear Valued Shareholder,

We are pleased to provide you with this annual report for the Wells Fargo Advantage Income Opportunities Fund for the 12-month period that ended April 30, 2011. After a series of extraordinary financial and economic events that affected the financial markets in the United States and throughout the world—dating back to the beginning of the financial crisis in 2008—it seemed the global economy continued to move toward a more sustainable recovery throughout the period. There certainly were a rash of geopolitical and geological issues that provided headwinds, but overall, many areas across both the global equity and bond markets showed resilience and posted solid annual returns, suggesting that the most underlying fundamentals of the economy continue to strengthen.

The global economic recovery moved toward expansion.

The global economic recovery that began in mid-2009, especially within the developed countries, gained further momentum throughout the period, particularly toward the end of 2010. For example, within the U.S., gross domestic product (GDP) grew at an annualized rate of 3.1% in the fourth quarter of 2010—capping a streak of six consecutive quarters of positive GDP growth—and 2.8% for the full year. Although the path of recovery within the U.S. has been uneven at times and growth remains subpar compared with previous recoveries, the general consensus among economists is that the economy will likely continue to move toward a sustainable expansion.

Jobs and housing remained troublesome.

By the end of the reporting period, the unemployment rate in the U.S. stood at 8.8%, down from 9.8% a year earlier but still notably higher than historical averages. Unfortunately, the drop may be more attributable to a decline in the labor force than to a meaningful uptick in hiring. In fact, employers added just 1.1 million jobs during the entire 2010 calendar year, below the historical average of 1.4 million jobs created each year over the past 80 years, suggesting that the improving economy has yet to translate into widespread hiring. Meanwhile, the beleaguered housing market was an ongoing source of concern, despite some tentative late-year signs of stabilization. That said, persistent weakness in the labor and housing markets bears close watching in the months ahead.

Other economic data in the U.S. was more encouraging, reflecting greater confidence in the sustainability of the expansion on the part of both consumers and businesses. Retail sales came in strong at certain points during the period, including the critical holiday shopping season, and industrial production and new orders have picked up. Although still reluctant to hire, businesses have gradually increased spending in other areas, such as equipment and technology. Core inflation, which excludes volatile food and energy prices, remained benign.

The Federal Reserve continued to do its part.

With inflation subdued, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0.00% to 0.25%. On April 27, 2011, in its final statement of the 12-month period, the Fed noted that economic recovery “is proceeding at a moderate pace,” while the employment situation is “improving gradually.” With regard to inflation, the Fed noted that the rate of inflation increased but that “longer-term inflation expectations have remained stable and measures of underlying inflation are still

Letter to Shareholders	Wells Fargo Advantage Income Opportunities Fund	3

subdued.” As a result, the Fed indicated that it intends to keep short-term rates at historically low levels for as long as necessary to ensure a sustainable recovery and expansion.

The Fed also stated that “to promote a stronger pace of economic recovery,” it plans to proceed with other stimulus measures, including its second round of quantitative easing (QE2)—a plan to purchase $600 billion in long-term Treasury securities by mid-2011. The launch of QE2 in the third quarter of 2010 marked a turning point for the equity markets in that it ushered in a favorable shift in investor sentiment. By and large, investors interpreted the plan as further evidence of the Fed’s commitment to avoiding deflation and spurring economic growth.

Central banks focused on balancing the need for sustainable growth with ongoing sovereign debt concerns.

The coordinated efforts of the developed markets’ central banks to quell the worldwide financial crisis were effective in restoring order to the capital markets, and the stimulus packages provided a significant underpinning to economies, helping to restore them to growth. As a result, throughout the 12-month period, stock markets in the United States and worldwide rebounded dramatically from their March 2009 lows.

Either many emerging markets countries were not as affected by the same problems as the U.S. and eurozone economies or, if they were, their difficulties were more manageable. With lower levels of consumer debt and less-speculative housing markets, economies and stock markets in China, India, and Singapore recovered quickly and continued to post generally strong returns throughout the period.

After a year filled with global events, the high-yield market showed its resilience.

The high-yield market was resilient to the numerous problem areas throughout the past 12 months. Neither the horrible earthquake and tsunami in Japan nor the unrest and social upheaval in the Middle East and North Africa nor rising oil prices nor the evolving sovereign debt issues among the European “peripheral” economies derailed the high-yield market. Indeed, the most prevailing factor propelling asset prices, including high-yield bonds, was the Fed’s continued accommodative policies. QE2 seemed to propel the equity markets and the prices of virtually all commodities higher and ensured a liquid environment, low Treasury rates, and easy financing conditions for corporate borrowers. Such a benign environment for corporate borrowers supported high-yield companies, as they were able to refinance existing debt at cheaper rates, and for the more-troubled, overleveraged issuers, many were able to push out near-term maturities at favorable terms.

Central banks attempted to balance growth with inflation pressures.

2011 began moderately well, building on the momentum established during the fourth quarter of 2010. Investors focused on signs of sustainable economic growth and low volatility in many countries. In step with stronger economic conditions, corporate earnings continued to improve, further bolstering investor confidence. However, during the period, investors shifted their focus away from these

The coordinated efforts of the developed markets’ central banks to quell the worldwide financial crisis were effective in restoring order to the capital markets, and the stimulus packages provided a significant underpinning to economies, helping to restore them to growth.

4	Wells Fargo Advantage Income Opportunities Fund	Letter to Shareholders

developments to the political unrest in the Middle East and the tragedy affecting Japan, which prompted concerns about the impact on oil prices and the supply chain. In the developed markets, Europe and the U.S. are good examples of how many countries are attempting to balance the effects of higher inflation with the need to firmly establish sustainable economic expansion. These governments believe that this can best be achieved through an exceptionally accommodative monetary policy. In an effort to stave off the effects of rising inflation, China, India, and Brazil have already been tightening their monetary policies through rate increases and a more restrictive approach to money supply. It is possible that if the rate of inflation in those emerging markets countries begins to stabilize or even subside, particularly in China, the countries will actually begin to loosen their monetary policies.

Lower-rated credit continued to drive performance of high-yield markets.

Within the high-yield universe, the lower-quality credit tiers rated CCC1 and below have outperformed their higher-quality counterparts since the beginning of the period. Clearly, the trend continues to be that CCCs have underperformed during market corrections and outperformed during rallies. By comparison, during the past 12 months and year to date, high yield has outperformed both Treasuries and investment-grade corporates.

For the full 12-month period, the Barclays Capital U.S. Corporate High Yield Bond Index2 advanced 13.42%, the Barclays Capital U.S. Treasury Index3 returned 0.99%, and the broad investment-grade Barclays Capital U.S. Aggregate Bond Index4 returned 5.36%.

During the period, as noted, there was outperformance in lower-quality issues that typically perform well in periods of significant market liquidity and environments in which they can push out maturities. The Wells Fargo Advantage Income Opportunities Fund was underweight such securities. In addition, the Fund had less interest-rate-sensitive issues, as it was positioned, and continues to be positioned, away from what we deem to be uncompensated risk. Our portfolio manager’s view is that Treasury rates are not being set by market forces—extraordinary central bank and government actions and policies continue to artificially lower interest rates, creating a situation where the risk and reward to

1.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the fund and not the fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest).

2.	The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

3.	The Barclays Capital U.S. Treasury Index is an unmanaged index of U.S. Treasury securities. You cannot invest directly in an index.

4.	The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

Letter to Shareholders	Wells Fargo Advantage Income Opportunities Fund	5

interest-rate sensitivity is unfavorable. During the past year, the most interest-rate- sensitive issues outperformed, including longer-dated issues and issues within the financials sector.

The high-yield markets remain attractive, supported by a strong corporate environment.

Within high-yield markets, the portfolio managers believe that the lowest-quality assets may have the most to lose in a higher rate environment. Meanwhile, we believe higher-quality double-B and single-B bonds are potentially the “sweet spot” for investors and are supported by a low default environment, liquidity-enhancing policies, strong corporate earnings, and minimal near-term maturities while offering enough spread to Treasuries to provide some cushion in a rising rate environment. The team feels that high yield has low exposure or uncorrelated risk to most of the problematic areas, such as European sovereign debt, rising commodity costs, and the unrest in the Middle East. However, the team thinks that total returns in high yield will be subdued compared with the experience over the past two years.

As always, the Wells Fargo Advantage Income Opportunities Fund’s strategy is to capture the total return potential offered by high yield through careful security selection of issues that have a higher probability of continuing to make their interest payments, deleveraging their balance sheets, and repaying their debt without relying on liquid market conditions to refinance overleveraged balance sheets.

Thank you for choosing Wells Fargo Advantage Funds®. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. Please visit us at www.wellsfargo.com/advantagefunds for more information about our funds and other investment products available to you. Thank you for your continued support of Wells Fargo Advantage Funds.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

6	Wells Fargo Advantage Income Opportunities Fund	Portfolio of Investments—April 30, 2011

Security Name			Shares	Value

Common Stocks: 0.32%

Consumer Discretionary: 0.00%

Hotels, Restaurants & Leisure: 0.00%
Trump Entertainment Resorts Incorporated(a)			2,149	$0

Telecommunication Services: 0.32%

Diversified Telecommunication Services: 0.32%
Fairpoint Communications Incorporated†			134,375	2,249,440

Total Common Stocks (Cost $3,109,765)				2,249,440

	Interest Rate	Maturity Date	Principal

Corporate Bonds and Notes: 113.19%

Consumer Discretionary: 18.61%

Auto Components: 1.41%
Allison Transmission Incorporated††	7.13%	05/15/2019	$450,000	456,750
Cooper Tire & Rubber Company	7.63	03/15/2027	4,455,000	4,343,625
Cooper Tire & Rubber Company	8.00	12/15/2019	150,000	160,313
Goodyear Tire & Rubber Company	10.50	05/15/2016	4,440,000	5,028,300

				9,988,988

Diversified Consumer Services: 3.52%
Carriage Services Incorporated	7.88	01/15/2015	4,055,000	4,136,100
Service Corporation International	6.75	04/01/2016	950,000	1,021,250
Service Corporation International	7.00	05/15/2019	1,125,000	1,195,313
Service Corporation International	7.50	04/01/2027	9,376,000	9,106,440
Service Corporation International	8.00	11/15/2021	880,000	972,400
Service Corporation International Series WI	7.00	06/15/2017	1,600,000	1,740,000
Stonemor Operating LLC	10.25	12/01/2017	6,550,000	6,812,000

				24,983,503

Hotels, Restaurants & Leisure: 4.42%
American Casinos Incorporated††	7.50	04/15/2021	1,950,000	1,996,313
Blue Merger Sub Incorporated††	7.63	02/15/2019	1,150,000	1,177,313
Burger King Corporation	9.88	10/15/2018	1,600,000	1,692,000
Chukchansi Economic Development Authority††±	3.94	11/15/2012	2,525,000	2,020,000
Citycenter Holdings LLC††	7.63	01/15/2016	350,000	364,875
Citycenter Holdings LLC††¥	11.50	01/15/2017	1,800,000	1,894,500
DineEquity Incorporated††	9.50	10/30/2018	1,025,000	1,119,813
Greektown Superholdings	13.00	07/01/2015	6,662,000	7,519,733
NAI Entertainment Holdings LLC††	8.25	12/15/2017	1,775,000	1,917,000
Pinnacle Entertainment Incorporated	7.50	06/15/2015	2,880,000	2,937,600
Scientific Games Corporation	9.25	06/15/2019	1,130,000	1,248,650
Speedway Motorsports Incorporated††	6.75	02/01/2019	450,000	455,625
Speedway Motorsports Incorporated	8.75	06/01/2016	2,075,000	2,272,125
Yonkers Racing Corporation††	11.38	07/15/2016	4,325,000	4,757,500

				31,373,047

Portfolio of Investments—April 30, 2011	Wells Fargo Advantage Income Opportunities Fund	7

Security Name	Interest Rate	Maturity Date	Principal	Value

Household Durables: 0.02%
Sealy Corporation††	10.88%	04/15/2016	$144,000	$162,000

Media: 7.59%
Cablevision Systems Corporation	8.63	09/15/2017	2,975,000	3,332,000
CCH II Capital Corporation	13.50	11/30/2016	12,981,015	15,658,349
CCO Holdings LLC	8.13	04/30/2020	940,000	1,045,750
Charter Communications Incorporated Step Bond††	8.00	04/30/2012	2,290,000	2,404,500
Charter Communications Incorporated Step Bond††	10.88	09/15/2014	11,640,000	13,007,700
Cinemark USA Incorporated	8.63	06/15/2019	350,000	383,250
CSC Holdings LLC	8.50	04/15/2014	200,000	223,750
DISH DBS Corporation	7.88	09/01/2019	2,260,000	2,446,450
EchoStar DBS Corporation	7.75	05/31/2015	650,000	708,500
Gray Television Incorporated	10.50	06/29/2015	1,275,000	1,373,813
Lamar Media Corporation Series C	9.75	04/01/2014	675,000	786,375
LIN Television Corporation	8.38	04/15/2018	1,225,000	1,338,313
Local TV Finance LLC††¥	9.25	06/15/2015	1,150,000	1,138,500
Regal Cinemas Corporation	8.63	07/15/2019	5,050,000	5,441,375
Salem Communications Corporation	9.63	12/15/2016	3,086,000	3,317,450
Sirius XM Radio Incorporated††	9.75	09/01/2015	250,000	281,250
Sirius XM Radio Incorporated††	13.00	08/01/2014	815,000	967,813
Young Broadcasting Incorporated(a)(i)^^	8.75	01/15/2014	3,619,000	36
Young Broadcasting Incorporated(a)(i)^^	10.00	12/31/2049	2,325,000	0

				53,855,174

Multiline Retail: 0.18%
Saks Incorporated	9.88	10/01/2011	1,270,000	1,308,100

Specialty Retail: 0.86%
Eastman Kodak Company	7.25	11/15/2013	1,125,000	1,108,125
Gap Incorporated	5.95	04/12/2021	1,175,000	1,188,119
Limited Brands Incorporated	6.63	04/01/2021	925,000	957,375
Radioshack Corporation††	6.75	05/15/2019	475,000	471,362
Rent-A-Center Incorporated††	6.63	11/15/2020	700,000	700,875
Toys R Us Property Company LLC	8.50	12/01/2017	1,600,000	1,720,000

				6,145,856

Textiles, Apparel & Luxury Goods: 0.61%
Oxford Industrial Incorporated	11.38	07/15/2015	3,850,000	4,331,250

Consumer Staples: 1.35%

Beverages: 0.04%
Cott Beverages Incorporated	8.38	11/15/2017	250,000	268,125

Food Products: 1.31%
Darling International Incorporated††	8.50	12/15/2018	250,000	272,500
Dole Food Company Incorporated	13.88	03/15/2014	3,075,000	3,743,813
Smithfield Foods Incorporated	10.00	07/15/2014	4,465,000	5,291,025

				9,307,338

8	Wells Fargo Advantage Income Opportunities Fund	Portfolio of Investments—April 30, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Energy: 16.61%

Energy Equipment & Services: 3.42%
Bristow Group Incorporated	7.50%	09/15/2017	$2,210,000	$2,331,550
Dresser Rand Group Incorporated††	6.50	05/01/2021	1,825,000	1,875,188
GulfMark Offshore Incorporated	7.75	07/15/2014	3,395,000	3,462,900
Hornbeck Offshore Services Incorporated Series B	6.13	12/01/2014	5,325,000	5,378,250
Hornbeck Offshore Services Incorporated Series B	8.00	09/01/2017	4,920,000	5,079,900
Parker Drilling Company	9.13	04/01/2018	860,000	952,450
PHI Incorporated	8.63	10/15/2018	4,650,000	4,940,625
Pride International Incorporated	8.50	06/15/2019	210,000	263,674

				24,284,537

Oil, Gas & Consumable Fuels: 13.19%
Chesapeake Energy Corporation	9.50	02/15/2015	5,085,000	6,121,069
Cloud Peak Energy Resources Incorporated	8.25	12/15/2017	200,000	219,000
Cloud Peak Energy Resources Incorporated	8.50	12/15/2019	250,000	278,125
Coffeyville Resources LLC††	9.00	04/01/2015	1,722,000	1,876,980
Consol Energy Incorporated	8.25	04/01/2020	2,665,000	2,971,475
Denbury Resources Incorporated	6.38	08/15/2021	700,000	721,000
Denbury Resources Incorporated	8.25	02/15/2020	850,000	947,750
El Paso Corporation	6.50	09/15/2020	1,155,000	1,256,444
El Paso Corporation	6.88	06/15/2014	325,000	363,980
El Paso Corporation	7.00	06/15/2017	375,000	416,208
El Paso Corporation	7.25	06/01/2018	2,379,000	2,679,924
El Paso Corporation	7.42	02/15/2037	1,820,000	1,917,355
El Paso Corporation	7.80	08/01/2031	3,050,000	3,485,275
Energy Transfer Equity LP	7.50	10/15/2020	5,950,000	6,515,250
Ferrellgas Partners LP††	6.50	05/01/2021	1,125,000	1,102,500
Ferrellgas Partners LP	9.13	10/01/2017	2,125,000	2,380,000
Forest Oil Corporation	7.25	06/15/2019	1,870,000	1,944,800
Forest Oil Corporation	8.50	02/15/2014	1,115,000	1,243,225
Griffin Coal Mining Company Limited^^	9.50	12/01/2016	1,000,000	955,000
Holly Corporation	9.88	06/15/2017	4,265,000	4,808,788
Inergy Holdings LP††	6.88	08/01/2021	1,125,000	1,192,500
Inergy Holdings LP††	7.00	10/01/2018	950,000	1,002,250
Newfield Exploration Company	6.88	02/01/2020	1,185,000	1,253,138
Peabody Energy Corporation	7.88	11/01/2026	8,705,000	9,793,125
Penn Virginia Corporation	10.38	06/15/2016	215,000	244,025
Petrohawk Energy Corporation	7.88	06/01/2015	2,045,000	2,167,700
Petrohawk Energy Corporation	10.50	08/01/2014	1,065,000	1,220,756
Pioneer Natural Resources Company	7.50	01/15/2020	3,170,000	3,592,225
Plains Exploration & Production Company	8.63	10/15/2019	6,380,000	7,105,725
Regency Energy Partners	6.88	12/01/2018	475,000	507,063
Sabine Pass LNG LP	7.25	11/30/2013	4,940,000	5,100,550
Sabine Pass LNG LP	7.50	11/30/2016	4,475,000	4,654,000
SandRidge Energy Incorporated	8.75	01/15/2020	1,970,000	2,167,000
Ship Finance International Limited	8.50	12/15/2013	2,450,000	2,489,813
Stallion Oilfield Holdings Incorporated	10.50	02/15/2015	1,304,000	1,405,060
Suburban Propane Partners LP	7.38	03/15/2020	575,000	615,250
Susser Holdings LLC	8.50	05/15/2016	2,000,000	2,165,000

Portfolio of Investments—April 30, 2011	Wells Fargo Advantage Income Opportunities Fund	9

Security Name	Interest Rate	Maturity Date	Principal	Value

Oil, Gas & Consumable Fuels: (continued)
Tesoro Corporation(i)	7.50%	07/17/2012	$2,235,000	$2,295,323
Tesoro Corporation	9.75	06/01/2019	2,185,000	2,485,438

				93,660,089

Financials: 27.54%

Capital Markets: 2.72%
E*TRADE Financial Corporation	7.38	09/15/2013	1,675,000	1,687,563
E*TRADE Financial Corporation¥	12.50	11/30/2017	9,741,000	11,628,319
Oppenheimer Holdings Incorporated††	8.75	04/15/2018	1,100,000	1,149,500
Nuveen Investments Incorporated††	10.50	11/15/2015	4,650,000	4,818,563

				19,283,945

Commercial Banks: 4.61%
CapitalSource Incorporated††	12.75	07/15/2014	4,375,000	5,271,875
CIT Group Incorporated††	5.25	04/01/2014	5,850,000	5,991,272
CIT Group Incorporated††	6.63	04/01/2018	1,950,000	2,094,620
CIT Group Incorporated	7.00	05/01/2013	8,990,657	9,170,470
CIT Group Incorporated	7.00	05/01/2014	2,850,000	2,903,438
CIT Group Incorporated	7.00	05/01/2015	1,200,000	1,216,500
CIT Group Incorporated	7.00	05/01/2016	1,000,000	1,007,500
Emigrant Bancorp Incorporated††(i)	6.25	06/15/2014	5,725,000	5,075,648

				32,731,323

Consumer Finance: 13.35%
American General Finance Corporation	5.40	12/01/2015	2,725,000	2,561,500
American General Finance Corporation	5.75	09/15/2016	2,250,000	2,067,188
American General Finance Corporation	6.50	09/15/2017	450,000	411,750
Calpine Construction Finance Corporation††	8.00	06/01/2016	2,700,000	2,956,500
Clearwire Communications Finance Corporation††	12.00	12/01/2015	5,420,000	5,888,550
Dunkin Finance Corporation††	9.63	12/01/2018	1,007,000	1,027,140
Ford Motor Credit Company LLC	7.00	10/01/2013	500,000	541,821
Ford Motor Credit Company LLC	8.00	12/15/2016	100,000	116,240
Ford Motor Credit Company LLC	9.88	08/10/2011	3,865,000	3,945,384
GMAC LLC	6.75	12/01/2014	2,344,000	2,502,220
GMAC LLC	6.88	09/15/2011	130,000	132,194
GMAC LLC	6.88	08/28/2012	2,862,000	3,008,678
GMAC LLC	7.50	12/31/2013	6,855,000	7,454,813
Homer City Funding LLC	8.73	10/01/2026	2,938,024	2,600,151
International Lease Finance Corporation	4.75	01/13/2012	2,875,000	2,910,938
International Lease Finance Corporation	5.30	05/01/2012	4,170,000	4,258,613
International Lease Finance Corporation	6.38	03/25/2013	865,000	897,438
International Lease Finance Corporation††	8.88	09/15/2015	1,700,000	1,870,000
International Lease Finance Corporation Series MTN	5.75	06/15/2011	2,050,000	2,055,740
JBS USA Finance Incorporated	11.63	05/01/2014	8,465,000	9,904,050
LBI Escrow Corporation††	8.00	11/01/2017	1,375,000	1,533,125
Level 3 Financing Incorporated	10.00	02/01/2018	4,555,000	4,919,400
Nielsen Finance LLC Company††	7.75	10/15/2018	5,550,000	5,980,125
Nielsen Finance LLC Company	11.50	05/01/2016	1,170,000	1,383,525
Springleaf Finance Corporation	6.90	12/15/2017	3,150,000	2,953,125
Sprint Capital Corporation	6.88	11/15/2028	9,875,000	9,467,656

10	Wells Fargo Advantage Income Opportunities Fund	Portfolio of Investments—April 30, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Consumer Finance: (continued)
Sprint Capital Corporation	6.90%	05/01/2019	$4,725,000	$4,961,250
Sprint Capital Corporation	8.38	03/15/2012	6,133,000	6,477,981

				94,787,095

Diversified Financial Services: 3.75%
Ally Financial Incorporated	8.30	02/12/2015	8,820,000	9,922,500
Leucadia National Corporation	8.13	09/15/2015	7,815,000	8,674,650
Nuveen Investments Incorporated	5.50	09/15/2015	4,000,000	3,550,000
Nuveen Investments Incorporated	10.50	11/15/2015	4,295,000	4,472,169

				26,619,319

Insurance: 0.34%
Hub International Holdings Incorporated††	10.25	06/15/2015	2,275,000	2,366,000

Real Estate Investment Trusts (REITs): 2.77%
Dupont Fabros Technology Incorporated	8.50	12/15/2017	11,580,000	12,795,900
Host Hotels & Resorts LP	9.00	05/15/2017	490,000	551,250
MPT Operating Partnership LP††	6.88	05/01/2021	1,225,000	1,231,125
Omega Healthcare Investors Incorporated††	6.75	10/15/2022	3,375,000	3,429,844
Ventas Incorporated	9.00	05/01/2012	1,560,000	1,674,526

				19,682,645

Health Care: 4.82%

Health Care Equipment & Supplies: 0.98%
Biomet Incorporated¥	10.38	10/15/2017	1,215,000	1,350,169
Biomet Incorporated	11.63	10/15/2017	3,485,000	3,955,475
Fresenius Medical Care Incorporated††	5.75	02/15/2021	1,700,000	1,659,625

				6,965,269

Health Care Providers & Services: 3.60%
Apria Healthcare Group Incorporated	11.25	11/01/2014	2,440,000	2,629,100
Aviv Healthcare Properties LP††	7.75	02/15/2019	3,725,000	3,929,875
Community Health Systems Incorporated	8.88	07/15/2015	1,270,000	1,298,575
HCA Incorporated	8.50	04/15/2019	375,000	416,250
HCA Incorporated	9.25	11/15/2016	6,745,000	7,234,013
HCA Incorporated¥	9.63	11/15/2016	3,957,000	4,248,829
Health Management plc	6.13	04/15/2016	475,000	492,219
Healthsouth Corporation	7.25	10/01/2018	750,000	791,250
Healthsouth Corporation	7.75	09/15/2022	750,000	795,938
Omnicare Incorporated	6.88	12/15/2015	900,000	927,000
Sabra Health Care LP	8.13	11/01/2018	2,650,000	2,775,875

				25,538,924

Pharmaceuticals: 0.24%
Mylan Incorporated††	6.00	11/15/2018	650,000	665,438
Mylan Incorporated††	7.63	07/15/2017	650,000	711,750
Mylan Incorporated††	7.88	07/15/2020	300,000	331,500

				1,708,688

Portfolio of Investments—April 30, 2011	Wells Fargo Advantage Income Opportunities Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

Industrials: 8.58%

Aerospace & Defense: 2.75%
Alliant Techsystems Incorporated	6.75%	04/01/2016	$4,470,000	$4,626,450
Digitalglobe Incorporated	10.50	05/01/2014	800,000	900,000
GenCorp Incorporated	9.50	08/15/2013	1,030,000	1,035,150
GeoEye Incorporated	9.63	10/01/2015	1,140,000	1,289,625
Hexcel Corporation	6.75	02/01/2015	1,089,000	1,116,225
Huntington Ingalls Industries Incorporated††	6.88	03/15/2018	225,000	236,813
Huntington Ingalls Industries Incorporated††	7.13	03/15/2021	225,000	236,813
Kratos Defense & Security Solutions Incorporated	10.00	06/01/2017	2,570,000	2,820,575
L-3 Communications Holdings Incorporated	6.38	10/15/2015	5,506,000	5,684,945
Wyle Services Corporation††	10.50	04/01/2018	1,445,000	1,564,213

				19,510,809

Commercial Services & Supplies: 2.69%
Casella Waste Systems Incorporated††	7.75	02/15/2019	250,000	255,625
Casella Waste Systems Incorporated	11.00	07/15/2014	4,385,000	4,971,494
Corrections Corporation of America	6.25	03/15/2013	1,840,000	1,844,600
Corrections Corporation of America	7.75	06/01/2017	2,035,000	2,228,325
Geo Group Incorporated	7.75	10/15/2017	2,480,000	2,653,600
Interface Incorporated	7.63	12/01/2018	300,000	321,375
Iron Mountain Incorporated	8.38	08/15/2021	3,520,000	3,748,800
KAR Holdings Incorporated±	4.30	05/01/2014	2,125,000	2,122,344
KAR Holdings Incorporated	8.75	05/01/2014	500,000	515,625
KAR Holdings Incorporated	10.00	05/01/2015	400,000	421,000

				19,082,788

Machinery: 0.55%
Cleaver-Brooks Incorporated††	12.25	05/01/2016	1,440,000	1,512,000
Columbus McKinnon Corporation††	7.88	02/01/2019	1,575,000	1,622,250
Titan International Incorporated††	7.88	10/01/2017	700,000	752,500

				3,886,750

Professional Services: 0.52%
Affinia Group Incorporated††	10.75	08/15/2016	207,000	234,945
Brickman Group Holdings††	9.13	11/01/2018	775,000	809,875
Interactive Data Corporation††	10.25	08/01/2018	450,000	501,750
NCO Group Incorporated	11.88	11/15/2014	2,450,000	2,140,688

				3,687,258

Road & Rail: 1.90%
Kansas City Southern	8.00	06/01/2015	8,285,000	8,989,225
Kansas City Southern	13.00	12/15/2013	1,184,000	1,397,120
RailAmerica Incorporated	9.25	07/01/2017	2,775,000	3,087,188

				13,473,533

Transportation Infrastructure: 0.17%
United Maritime Group	11.75	06/15/2015	1,190,000	1,243,550

12	Wells Fargo Advantage Income Opportunities Fund	Portfolio of Investments—April 30, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Information Technology: 10.03%

Communications Equipment: 1.47%
Allbritton Communication Company	8.00%	05/15/2018	$2,234,000	$2,368,040
EchoStar DBS Corporation	7.13	02/01/2016	585,000	623,025
Lucent Technologies Incorporated	6.45	03/15/2029	3,100,000	2,821,000
Seagate Technology Holdings	6.80	10/01/2016	1,275,000	1,361,063
Seagate Technology Holdings††	6.88	05/01/2020	650,000	659,750
Seagate Technology Holdings††	7.75	12/15/2018	2,500,000	2,650,000

				10,482,878

Computers & Peripherals: 0.42%
Intcomex Incorporated	13.25	12/15/2014	2,820,000	2,968,050

Electronic Equipment & Instruments: 3.90%
GCI Incorporated	7.25	02/15/2014	3,750,000	3,787,500
GCI Incorporated	8.63	11/15/2019	1,475,000	1,626,188
Jabil Circuit Incorporated	8.25	03/15/2018	13,532,000	15,527,970
Kemet Corporation	10.50	05/01/2018	3,380,000	3,827,850
Viasystem Group Incorporated††	12.00	01/15/2015	2,530,000	2,839,925

				27,609,433

Internet Software & Services: 0.70%
Equinix Incorporated	8.13	03/01/2018	2,125,000	2,300,313
Terremark Worldwide Incorporated	12.00	06/15/2017	2,207,000	2,709,093

				5,009,406

IT Services: 3.24%
First Data Corporation	11.25	03/31/2016	4,350,000	4,393,500
iPayment Incorporated	9.75	05/15/2014	2,835,000	2,895,244
SunGard Data Systems Incorporated††	7.63	11/15/2020	550,000	573,375
SunGard Data Systems Incorporated††	7.38	11/15/2018	1,100,000	1,135,750
SunGard Data Systems Incorporated	10.25	08/15/2015	6,014,750	6,315,488
Syniverse Holdings Incorporated††	9.13	01/15/2019	4,025,000	4,316,813
Unisys Corporation	12.50	01/15/2016	1,065,000	1,184,813
Unisys Corporation††	12.75	10/15/2014	1,068,000	1,270,920
Unisys Corporation††	14.25	09/15/2015	751,000	899,323

				22,985,226

Semiconductors & Semiconductor Equipment: 0.30%
Advanced Micro Devices Incorporated	5.75	08/15/2012	2,025,000	2,106,000

Materials: 5.32%

Chemicals: 1.47%
Chemtura Corporation††	7.88	09/01/2018	500,000	536,250
Huntsman International LLC	5.50	06/30/2016	2,855,000	2,847,831
Lyondell Chemical Company	11.00	05/01/2018	4,807,125	5,432,051
Solutia Incorporated	7.88	03/15/2020	1,300,000	1,426,750
Vertellus Specialties Incorporated††	9.38	10/01/2015	150,000	157,875

				10,400,757

Portfolio of Investments—April 30, 2011	Wells Fargo Advantage Income Opportunities Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

Construction Materials: 0.46%
CPG International Incorporated††	10.88%	09/01/2014	$3,025,000	$3,301,031

Containers & Packaging: 1.48%
Crown Americas LLC	7.63	05/15/2017	950,000	1,037,875
Exopack Holding Corporpation	11.25	02/01/2014	5,780,000	5,967,850
Graham Packaging Company	8.25	01/01/2017	350,000	379,750
Graham Packaging Company	9.88	10/15/2014	2,450,000	2,557,188
Owens Brockway Glass Container Incorporated	7.38	05/15/2016	515,000	567,788

				10,510,451

Metals & Mining: 1.30%
Freeport-McMoRan Copper & Gold Incorporated	8.38	04/01/2017	5,725,000	6,311,813
Indalex Holdings Corporation^^	11.50	02/01/2014	5,985,000	104,738
Novelis Incorporated	8.38	12/15/2017	1,000,000	1,105,000
Novelis Incorporated	8.75	12/15/2020	1,525,000	1,704,188

				9,225,739

Paper & Forest Products: 0.61%
Clearwater Paper Corporation	10.63	06/15/2016	1,175,000	1,327,750
Georgia-Pacific Corporation	8.88	05/15/2031	2,430,000	2,976,750

				4,304,500

Telecommunication Services: 11.29%

Diversified Telecommunication Services: 6.24%
Citizens Communications Company	7.88	01/15/2027	9,580,000	9,232,725
FairPoint Communications Incorporated††	10.88	04/01/2017	2,550,000	2,907,000
Frontier Communications Corporation	8.13	10/01/2018	1,980,000	2,140,875
Frontier Communications Corporation	8.25	04/15/2017	4,455,000	4,828,106
Frontier Communications Corporation	8.50	04/15/2020	1,000,000	1,083,750
Global Crossing Limited	12.00	09/15/2015	345,000	403,650
Qwest Corporation	7.50	06/15/2023	3,260,000	3,268,150
Qwest Corporation	7.63	08/03/2021	440,000	459,800
Qwest Corporation	8.88	03/15/2012	7,340,000	7,798,750
SBA Telecommunications Incorporated	8.00	08/15/2016	1,090,000	1,181,288
SBA Telecommunications Incorporated	8.25	08/15/2019	485,000	535,319
U.S. West Communications Incorporated	7.13	11/15/2043	1,810,000	1,778,325
U.S. West Communications Incorporated	7.25	09/15/2025	2,755,000	2,906,525
Windstream Corporation	7.88	11/01/2017	5,380,000	5,810,400

				44,334,663

Wireless Telecommunication Services: 5.05%
CCO Holdings LLC††	7.75	05/01/2017	650,000	718,250
Cricket Communications Incorporated	7.75	05/15/2016	3,755,000	4,008,463
Crown Castle International Corporation	7.13	11/01/2019	165,000	176,344
Crown Castle International Corporation	9.00	01/15/2015	650,000	721,500
Intelsat Limited††	7.25	04/01/2019	2,500,000	2,542,188
Intelsat Limited††	7.50	04/01/2021	1,575,000	1,598,625
Intelsat Limited	11.25	06/15/2016	3,965,000	4,212,813
iPCS Incorporated¥	3.55	05/01/2014	2,607,559	2,490,219

14	Wells Fargo Advantage Income Opportunities Fund	Portfolio of Investments—April 30, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Wireless Telecommunication Services: (continued)
MetroPCS Communications Incorporated	6.63%	11/15/2020	$4,150,000	$4,155,188
MetroPCS Communications Incorporated	7.88	09/01/2018	1,050,000	1,131,375
Sprint Nextel Corporation Series D	7.38	08/01/2015	7,935,000	7,994,513
Sprint Nextel Corporation Series F	5.95	03/15/2014	6,065,000	6,110,488

				35,859,966

Utilities: 9.04%

Electric Utilities: 4.42%
Aquila Incorporated Step Bond	11.88	07/01/2012	14,996,000	16,696,591
Energy Future Holdings Corporation	10.00	12/01/2020	150,000	161,262
Energy Future Holdings Corporpation¥	11.25	11/01/2017	1,708,722	1,601,927
Mirant Mid-Atlantic LLC Series C	10.06	12/30/2028	7,560,525	8,467,788
Otter Tail Corporation	9.00	12/15/2016	3,985,000	4,463,200

				31,390,768

Gas Utilities: 0.23%
AmeriGas Partners LP	6.50	05/20/2021	1,050,000	1,086,750
AmeriGas Partners LP	7.13	05/20/2016	550,000	570,624

				1,657,374

Independent Power Producers & Energy Traders: 4.39%
Calpine Corporation††	7.25	10/15/2017	7,569,000	7,947,451
Dynegy Holdings Incorporated	7.63	10/15/2026	4,850,000	3,516,250
Mirant Americas Generation LLC	8.50	10/01/2021	250,000	263,125
NRG Energy Incorporated	7.38	02/01/2016	4,175,000	4,331,563
NRG Energy Incorporated	7.38	01/15/2017	6,050,000	6,329,813
NRG Energy Incorporated	8.50	06/15/2019	3,675,000	3,913,875
Reliant Energy Incorporated	7.63	06/15/2014	1,020,000	1,068,450
Reliant Energy Incorporated	7.88	06/15/2017	75,000	75,750
Reliant Energy Incorporated	9.24	07/02/2017	2,617,955	2,847,026
Reliant Energy Incorporated	9.68	07/02/2026	780,000	850,200

				31,143,503

Total Corporate Bonds and Notes (Cost $751,294,465)				803,525,648

Yankee Corporate Bonds and Notes: 3.45%

Consumer Discretionary: 0.26%

Media: 0.26%
Videotron Limited	6.38	12/15/2015	100,000	103,250
Videotron Limited	9.13	04/15/2018	1,525,000	1,708,000

				1,811,250

Energy: 1.65%

Oil, Gas & Consumable Fuels: 1.65%
Connacher Oil & Gas Limited††	10.25	12/15/2015	1,610,000	1,710,625
Connacher Oil & Gas Limited††	11.75	07/15/2014	360,000	385,200
Griffin Coal Mining Company Limited††^^	9.50	12/31/2049	7,306,000	6,977,230
OPTI Canada Incorporated	7.88	12/15/2014	3,665,000	1,942,450
OPTI Canada Incorporated	8.25	12/15/2014	1,250,000	665,625

				11,681,130

Portfolio of Investments—April 30, 2011	Wells Fargo Advantage Income Opportunities Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

Financials: 0.51%

Capital Markets: 0.15%
FMC Finance III SA	6.88%	07/15/2017	$1,025,000	$1,090,344

Consumer Finance: 0.36%
Wind Acquisition Finance SA††	11.75	07/15/2017	2,205,000	2,563,313

Diversified Financial Services: 0.00%
Preferred Term Securities XII Limited^^(i)±	0.00	12/24/2033	1,540,000	462

Materials: 0.78%

Metals & Mining: 0.17%
Novelis Incorporated	7.25	02/15/2015	630,000	639,450
Vedanta Resources plc	9.50	07/18/2018	500,000	558,750

				1,198,200

Paper & Forest Products: 0.61%
PE Paper Escrow GmbH††	12.00	08/01/2014	715,000	825,825
Sappi Limited††	6.75	06/15/2012	1,265,000	1,350,153
Sappi Limited††	7.50	06/15/2032	2,355,000	2,154,825

				4,330,803

Telecommunication Services: 0.25%

Wireless Telecommunication Services: 0.25%
Digicel Group Limited††	12.00	04/01/2014	870,000	1,020,075
Telesat Canada Incorporated	11.00	11/01/2015	690,000	767,624

				1,787,699

Total Yankee Corporate Bonds and Notes (Cost $20,231,784)				24,463,201

Convertible Debentures: 0.45%

Information Technology: 0.45%

Communications Equipment: 0.45%
Lucent Technologies Incorporated	2.88	06/15/2025	3,225,000	3,172,594

Total Convertible Debentures (Cost $2,307,500)				3,172,594

	Dividend Yield		Shares

Preferred Stocks: 0.19%

Financials: 0.19%

Consumer Finance: 0.19%
GMAC Capital Trust	8.125		53,000	1,381,313

Total Preferred Stocks (Cost $1,325,000)				1,381,313

Investment Companies: 0.27%
Dreyfus High Yield Strategies Fund Incorporated			24,674	116,461
Eaton Vance Limited Duration Income Trust			85,251	1,369,984
New America High Income Fund Incorporated			38,358	397,772

Total Investment Companies (Cost $1,046,248)				1,884,217

16	Wells Fargo Advantage Income Opportunities Fund	Portfolio of Investments—April 30, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Term Loans: 10.59%
Advantage Sales & Marketing Incorporated	9.25%	06/18/2018	$900,000	$919,503
Arrowhead General Insurance Agency Incorporated	7.50	03/03/2017	1,500,000	1,476,570
Barrington Broadcasting Company	4.54	08/12/2013	1,876,422	1,808,402
Blackstone Group LP	7.75	11/02/2014	2,423,460	2,447,695
Capital Automotive LP	5.00	03/10/2017	7,645,972	7,601,396
CCM Merger Incorporated	7.00	03/01/2017	3,700,000	3,745,103
Coinmach Corporation	3.29	11/20/2014	5,711,324	5,490,010
Fairpoint Communications Incorporated	6.50	01/22/2016	5,688,901	5,427,098
Federal Mogul Corporation	2.15	12/28/2015	816,992	796,273
Federal Mogul Corporation	2.17	12/29/2014	821,336	800,507
First Data Corporation<	2.96	09/24/2014	7,607,871	7,220,244
Gray Television Incorporated	3.75	12/31/2014	1,814,630	1,801,528
HHI Holdings Limited	7.01	03/21/2017	2,250,000	2,247,188
Level 3 Financing Incorporated	2.53	03/13/2014	1,300,000	1,279,239
Local TV Finance LLC	2.37	05/07/2013	3,178,591	3,108,217
Merisant Company(i)	7.50	01/08/2014	1,728,390	1,713,266
NCO Group Incorporated	8.00	11/15/2013	2,592,925	2,566,166
Newsday LLC	10.50	08/01/2013	5,920,000	6,287,514
Panolam Industries International(i)	8.25	12/31/2013	480,544	440,500
Texas Competitve Electric Holdings<	4.74	10/10/2017	2,024,436	1,618,293
TXU Energy Company LLC<	NA	10/10/2014	18,010,298	15,351,978
Wash Multifamily Laundry Systems LLC	7.00	08/28/2014	997,442	994,949

Total Term Loans (Cost $73,485,058)				75,141,639

	Yield		Shares

Short-Term Investments: 1.67%

Investment Companies: 1.67%
Wells Fargo Advantage Cash Investment Money Market Fund (l)(u)##	0.09		11,876,484	11,876,484

Total Short-Term Investments (Cost $11,876,484)				11,876,484

Total Investments in Securities
(Cost $864,676,304)*	130.13%	923,694,536
Other Assets and Liabilities, Net	(30.13)	(213,844,878)

Total Net Assets	100.00%	$709,849,658

Portfolio of Investments—April 30, 2011	Wells Fargo Advantage Income Opportunities Fund	17

†	Non-income earning securities.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

††	Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

^^	This security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

±	Variable rate investments.

¥	Payment-in-kind (PIK) securities are securities in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

<	All or portion of the position represents an unfunded loan commitment.

##	All or a portion of this security has been segregated for when-issued, delayed delivery securities and/or unfunded loans.

*	Cost for federal income tax purposes is $873,461,822 realized appreciation (depreciation) consists of:

Gross unrealized appreciation	$75,614,810
Gross unrealized depreciation	(25,382,096)

Net unrealized appreciation	$50,232,714

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of April 30, 2011 (unaudited):

A	0.90%
BBB	4.61%
BB	35.87%
B	46.04%
CCC	10.32%
Less than CCC	0.96%
NR	1.30%

100.00%

The following table shows the percent of total bonds based on effective maturity as of April 30, 2011 (unaudited):

Less than 1 year	16.80%
1 to 3 year(s)	27.44%
3 to 5 years	27.62%
5 to 10 years	19.48%
10 to 20 years	7.33%
20 to 30 years	1.14%
Greater than 30 years	0.19%

100.00%

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Income Opportunities Fund	Statement of Assets and Liabilities—April 30, 2011

Assets
Investments:
In unaffiliated securities, at value	$911,818,052
In affiliated securities, at value	11,876,484

Total investments, at value (see cost below)	923,694,536
Receivable for investments sold	9,577,247
Principal paydown receivable	884,753
Receivable for interest and dividends	19,523,916
Prepaid expenses and other assets	126,130

Total assets	953,806,582

Liabilities
Dividends payable	5,970,252
Payable for investments purchased	7,299,337
Secured borrowing payable	230,296,710
Advisory fee payable	132,025
Due to other related parties	42,194
Accrued expenses and other liabilities	216,406

Total liabilities	243,956,924

Total net assets	$709,849,658

NET ASSETS CONSIST OF
Paid-in capital	$977,022,924
Overdistributed net investment income	(3,721,910)
Accumulated net realized losses on investments	(322,469,588)
Net unrealized gains on investments	59,018,232

Total net assets	$709,849,658

COMPUTATION OF NET ASSET VALUE PER SHARE
Based on $709,849,658 divided by 70,238,379 shares issued and outstanding (100,000,000 common shares authorized)	$10.11

Total investments, at cost	$864,676,304

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended April 30, 2011	Wells Fargo Advantage Income Opportunities Fund	19

Investment income
Interest	$78,470,563
Dividends	378,453
Income from affiliated securities	69,500

Total investment income	78,918,516

Expenses
Advisory fee	5,442,414
Administration fee	453,535
Transfer agent fees	35,985
Trustees' fees and expenses	14,691
Printing and postage expenses	89,587
Custody and accounting fees	74,099
Professional fees	103,120
Secured borrowing fees	2,716,640
Auction agent fees	16,682
Interest expense	760,286
Other fees and expenses	96,237

Total expenses	9,803,276
Less: Fee waivers and/or expense reimbursements	(2,356,303)

Net expenses	7,446,973

Net investment income	71,471,543

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	16,491,814
Credit default swap transactions	(273,300)

Net realized gains on investments	16,218,514
Net change in unrealized gains (losses) on investments	13,087,291

Net realized and unrealized gains (losses) on investments	29,305,805
Dividends to preferred shareholders from net investment income	(38,826)

Net increase in net assets applicable to common shareholders resulting from operations	$100,738,522

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Income Opportunities Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2011	Year Ended April 30, 2010

Operations
Net investment income	$71,471,543	$73,572,864
Net realized gains (losses) on investments	16,218,514	(5,728,116)
Net change in unrealized gains (losses) on investments	13,087,291	172,926,087
Distributions to preferred shareholders from net investment income	(38,826)	(587,625)

Net increase in net assets applicable to common shareholders resulting from operations	100,738,522	240,183,210

Distributions to shareholders from
Net investment income	(71,414,400)	(74,825,971)
Tax basis return of capital	0	(4,367,686)

Total distributions to common shareholders	(71,414,400)	(79,193,657)

Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	4,381,191	6,552,333

Total increase in net assets applicable to common shareholders	33,705,313	167,541,886

Net assets applicable to common shareholders
Beginning of period	676,144,345	508,602,459

End of period	$709,849,658	$676,144,345

Overdistributed net investment income	$(3,721,910)	$(6,068,113)

The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows—Year Ended April 30, 2011	Wells Fargo Advantage Income Opportunities Fund	21

Cash flows from operating activities:
Net increase in net assets resulting from operations	$100,738,522

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(657,471,767)
Proceeds from disposition of investment securities	624,607,183
Paydowns	42,233,972
Amortization	(5,187,032)
Credit default swap payments received	(273,300)
Preferred Share distributions	38,826
Purchase of short-term investment securities, net	(11,186,878)
Increase in dividends and interest receivable	(173,624)
Decrease in receivable for securities sold	12,976,349
Increase in principal paydown receivable	(884,753)
Increase in prepaid expenses and other assets	(126,130)
Decrease in payable for securities purchased	(11,378,861)
Increase in advisory fee payable	89,964
Increase in due to other related parties	38,470
Decrease in accrued expenses and other liabilities	(45,408)
Unrealized appreciation on unaffiliated securities	(13,087,291)
Amortization of prepaid structuring fee	1,063,234
Net realized losses on credit default swap transactions	273,300
Net realized gains on unaffiliated securities	(16,491,814)

Net cash provided by operating activities	65,752,962

Cash flows from financing activities:
Cash distributions paid on common shares	(66,994,954)
Cash distributions paid on Preferred Shares	(52,492)
Payment to adviser for secured borrowing	(1,063,234)
Increase in secured borrowing	196,283,197
Redemption of Preferred Shares	(196,000,000)

Net cash used in financing activities	(67,827,483)

Net decrease in cash	(2,074,521)

Cash:
Beginning of period	$2,074,521

End of period	$0

Supplemental cash disclosure:
Cash paid for interest	$463,576

Supplemental non-cash financing disclosure:
Reinvestment of dividends	$4,381,191

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Income Opportunities Fund	Financial Highlights

(For a common share outstanding throughout each period)
	Year Ended April 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.69	$7.37	$12.32	$14.26	$14.06
Income from investment operations
Net investment income	1.02 [1]	1.06 [1]	1.35 [1]	1.64 [1]	1.62 [1]
Net realized and unrealized gains (losses) on investments	0.42	2.41	(4.91)	(1.85)	0.36
Distributions to Preferred Shareholders from net investment income	(0.00)[1,2]	(0.01)[1]	(0.08)[1]	(0.37)[1]	(0.37)[1]

Total from investment operations	1.44	3.46	(3.64)	(0.58)	1.61
Distributions to common shareholders from
Net investment income	(1.02)	(1.08)	(1.31)	(1.36)	(1.41)
Tax basis return of capital	0.00	(0.06)[1]	0.00	0.00	0.00

Total distributions to common shareholders	(1.02)	(1.14)	(1.31)	(1.36)	(1.41)
Net asset value, end of period	$10.11	$9.69	$7.37	$12.32	$14.26
Market value, end of period	$10.38	$9.63	$7.30	$11.71	$14.70
Total return based on market value[3]	19.68%	49.84%	(25.48)%	(11.07)%	14.69%
Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$709,850	$676,144	$508,602	$849,573	$980,054
Liquidation value of Preferred Shares, end of period (thousands)	NA	$196,000	$196,000	$490,000	$490,000
Asset coverage ratio, end of period	NA	394%	315%	272%	299%
Ratios to average net assets applicable to common shareholders (annualized)
Expenses including waivers/reimbursements and interest expense	1.09%	1.13%	2.30%	1.21%	1.19%
Expenses including interest expense but excluding waivers/reimbursements	1.44%	1.79%	3.09%	1.21%	1.19%
Expenses including waivers/reimbursements but excluding interest expense	0.98%	1.11%	1.51%	1.21%	1.19%
Interest expense[4]	0.11%	0.02%	0.79%	0.00%	0.00%
Net investment income[5]	10.55%	11.81%	14.35%	9.81%	8.98%
Portfolio turnover rate	42%	108%	88%	102%	45%

[1]	Calculated based on average common shares outstanding during the period.

[2]	Amount less than $0.005.

[3]

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

[4]	Interest expense ratio relates to interest associated with borrowings and/or leverage transactions.

[5]	The net investment income ratio includes any distributions paid to preferred shareholders.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Income Opportunities Fund	23

1. ORGANIZATION

Wells Fargo Advantage Income Opportunities Fund (the “Fund”) (formerly, Evergreen Income Advantage Fund) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Fund’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

The Fund may invest in term loans. The loans are marked-to-market daily and the Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

24	Wells Fargo Advantage Income Opportunities Fund	Notes to Financial Statements

Credit default swaps

The Fund may be subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Dividend and interest income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Notes to Financial Statements	Wells Fargo Advantage Income Opportunities Fund	25

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At April 30, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed Net Investment Income	Accumulated Net Realized Losses on Investments	Paid-in Capital
$2,327,886	$9,374,749	$(11,702,635)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

At April 30, 2011, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Expiration
2015	2016	2017	2018
$7,079,189	$15,525,027	$130,598,584	$155,329,141

At April 30, 2011, the Fund had $5,152,128 of current year deferred post-October capital losses, which would be treated as realized for tax purposes on the first day of the succeeding year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26	Wells Fargo Advantage Income Opportunities Fund	Notes to Financial Statements

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$2,249,440	$0	$0	$2,249,440
Preferred stocks	0	1,381,313	0	1,381,313

Corporate bonds and notes	0	791,360,136	12,165,512	803,525,648

Yankee corporate bonds and notes	0	24,463,201	0	24,463,201

Convertible debentures	0	3,172,594	0	3,172,594

Investment companies	1,884,217	0	0	1,884,217

Term loans	0	68,733,490	6,408,149	75,141,639

Short-term investments
Investment companies	11,876,484	0	0	11,876,484
	$16,010,141	$889,110,734	$18,573,661	$923,694,536

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended April 30, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Corporate Bonds and Notes	Term Loans	Total
Balance as of April 30, 2010	$0	$817,002	$13,198,721	$14,015,723
Accrued discounts (premiums)	0	157	53,074	53,231
Realized gains (losses)	0	(962,719)	(100,546)	(1,063,265)
Change in unrealized gains (losses)	0	1,025,056	(286,885)	738,171
Purchases	0	0	6,572,396	6,572,396
Sales	0	(879,496)	(14,741,877)	(15,621,373)
Transfers into Level 3	0	12,165,512	1,713,266	13,878,778
Transfers out of Level 3	0	0	0	0
Balance as of April 30, 2011	$0	$12,165,512	$6,408,149	$18,573,661
Change in unrealized gains (losses) relating to securities still held at April 30, 2011	$0	$0	$48,927	$48,927

4. TRANSACTIONS WITH AFFILIATES

Advisory fees

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes. Prior to July 12, 2010, Evergreen Investment Management Company, LLC (“EIMC”), an affiliate of Funds Management, was the adviser to the Fund and was entitled to receive an annual fee at the same rate that is currently paid to Funds Management.

Notes to Financial Statements	Wells Fargo Advantage Income Opportunities Fund	27

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management Incorporated, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo, is the sub-adviser to the Fund and is entitled to receive a fee at an annual rate of 0.40% of the Fund’s average daily total assets. Prior to July 12, 2010, Tattersall Advisory Group, Inc., an affiliate of EIMC and an indirect wholly owned subsidiary of Wells Fargo, was the sub-adviser to the Fund and was entitled to receive a fee at an annual rate of 0.54% of the Fund’s average daily total assets by the adviser for its services to the Fund.

Administration fee

Funds Management also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. Funds Management is entitled to receive an annual administration fee of 0.05% of the Fund’s average daily total assets. Prior to August 25, 2010, EIMC was the administrator to the Fund and was entitled to receive an annual fee at the same rate that is currently paid to Funds Management.

Funds Management and/or EIMC contractually waived its advisory fee in the amount of $2,356,303 for the year ended April 30, 2011.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 common shares with no par value. For the year ended April 30, 2011 and the year ended April 30, 2010, the Fund issued 450,459 and 757,335 common shares, respectively.

On June 8, 2010, all outstanding Auction Market Preferred Shares (“Preferred Shares”) were redeemed and financed with borrowings from a secured debt financing agreement administered by a major financial institution (the “Facility”) (see Note 6). Dividends on each series of Preferred Shares were cumulative at a rate, which was reset based on the result of an auction. During the year ended April 30, 2011, the Preferred Shares experienced failed auctions and the Fund paid dividends to the holders of Preferred Shares based on the maximum rate allowed under the governing documents for the Preferred Shares. The annualized dividend rate of 1.72% during the year ended April 30, 2011 included the maximum rate for the dates on which auctions failed. As of April 30, 2011, the Fund no longer has any Preferred Shares outstanding.

6. BORROWINGS

The Fund borrowed $230 million from the Facility to redeem all of its Preferred Shares. The Facility has a commitment amount of $230 million which expires on February 28, 2012 at which point it may be renegotiated and potentially renewed for another term. At April 30, 2011, the Fund had secured borrowings outstanding in the amount of $230,296,710 (including accrued interest and liquidity and program fees payable).

The Fund’s borrowings under the Facility are generally charged interest at a rate based on the rates of the commercial paper notes issued to fund the Fund’s borrowings or at the London Interbank Offered Rate (LIBOR) plus 1.0%. During the year ended April 30, 2011, an effective interest rate of 0.34% was incurred on the borrowings. Interest expense of $760,286, representing 0.11% of the Fund’s average daily net assets applicable to common shareholders, was incurred during the year ended April 30, 2011.

The Fund has pledged all of its assets to secure the borrowings and currently pays, on a monthly basis, a liquidity fee at an annual rate of 0.50% of the daily average outstanding principal amount of borrowings and program fee at an annual rate of 0.50% of the product of (i) the daily average outstanding principal amount of borrowings and (ii) 1.02. Prior to April 26, 2011, both the liquidity fee and program fee were charged at an annual rate of 0.60%. The secured borrowing fees on the Statement of Operations of $2,716,640 represents liquidity fees and program fees.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations and short-term securities (securities with maturities of one year or less at purchase date) were $458,577,196 and $368,539,832, respectively, for the year ended April 30, 2011.

As of April 30, 2011, the Fund had unfunded loan commitments of $2,900,000.

28	Wells Fargo Advantage Income Opportunities Fund	Notes to Financial Statements

8. DERIVATIVE TRANSACTIONS

The Fund enters into credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total return.

As of April 30, 2011, the Fund did not have any open credit default swaps but had an average notional balance of $372,575 during the year ended April 30, 2011.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended April 30, 2011 and April 30, 2010, were as follows:

Ordinary Income		Return of Capital
2011	2010	2011	2010
$71,453,226	$75,413,596	$0	$4,367,686

As of April 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains (Losses)	Capital Loss Carryforward*
$2,377,145	$50,232,714	$(313,684,069)

*	This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration Date	Record Date	Payable Date	Net Investment Income Per Share
April 22, 2011	May 16, 2011	June 1, 2011	$0.0850
May 18, 2011	June 15, 2011	July 1, 2011	$0.0850
June 17, 2011	July 13, 2011	August 1, 2011	$0.0850

These distributions are not reflected in the accompanying financial statements.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Income Opportunities Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS

WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Income Opportunities Fund (the Fund) as of April 30, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2011 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Income Opportunities Fund as of April 30, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

June 27, 2011

30	Wells Fargo Advantage Income Opportunities Fund	Other Information (Unaudited)

TAX INFORMATION

Pursuant to Section 871(k)(1)(C) of the Internal Revenue Code, the Fund designates 89.40% of its income dividends paid during the year ended April 30, 2011, as interest-related dividends.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Income Opportunities Fund	31

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief In vestment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2004	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, In c. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

32	Wells Fargo Advantage Income Opportunities Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995 . Member of the Board of Trustees of NorthStar Education Finance, In c., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2004	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well as the Independent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003 . Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Counsel, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010 . Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen In vestment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen In vestment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen In vestment Management Company, LLC from 2008 to 2010. Vice President, Evergreen In vestment Services, In c. fr om 2004 to 2007. Assistant Vice President, Evergreen In vestment Services, In c. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus In vestments from 2005 to 2007. Chief Financial Officer of Parnassus In vestments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

Other Information (Unaudited)	Wells Fargo Advantage Income Opportunities Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Income Opportunities Fund

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Advantage Income Opportunities Fund (the “Fund”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved each of: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to the Fund, specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management.

34	Wells Fargo Advantage Income Opportunities Fund	Other Information (Unaudited)

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the Fund was lower than the median performance of the Universe for all periods under review, and warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe. The Board noted that the Fund outperformed its benchmark for the fourth quarter of 2010. The Board was satisfied that the Fund’s investment performance was being appropriately monitored and that Funds Management and Wells Capital Management were taking appropriate actions with respect to the Fund’s investment performance and requested continued reports on the performance of the Fund.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratio of the Fund was lower than the Fund’s Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate for the Fund was in range of the Fund’s Expense Group and Net Advisory Rate for the Fund was lower than the median rate for the Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without an administration fee rate and before and after waivers, were acceptable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to

Other Information (Unaudited)	Wells Fargo Advantage Income Opportunities Fund	35

it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Fund to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

The Board considered that, in light of the fact that the Fund was not making a continuous offering of its shares, the likelihood of economies of scale following the Fund’s initial offering was relatively low, although they determined to continue to monitor the Fund’s expense ratio and the profitability of the investment advisory agreement to Funds Management in light of future growth of the Fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the multiple channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

36	Wells Fargo Advantage Income Opportunities Fund	Automatic Dividend Reinvestment Plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipating the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

List of Abbreviations	Wells Fargo Advantage Income Opportunities Fund	37

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depositary Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAD	— Canadian Dollar
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DEM	— Deutsche Mark
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FRF	— French Franc
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NLG	— Netherlands Guilder
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

1-800-730-6001

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	202910 06-11 AIO/AR157 04-11

ITEM 2. CODE OF ETHICS

As of the end of the period, April 30, 2011, Wells Fargo Advantage Income Opportunities Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Advantage Income Opportunities Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees – Provided below are the aggregate fees billed for the fiscal years ended April 30, 2010 and April 30, 2011 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the fiscal years ended April 30, 2010 and April 30, 2011, the Audit Fees were $78,100 and $10,000, respectively.

(b)

Audit-Related Fees – There were no audit-related fees incurred for the fiscal years ended April 30, 2010 and April 30, 2011 for assurance and related services by the principal accountant for the Registrant.

(c)

Tax Fees – Provided below are the aggregate fees billed for the fiscal years ended April 30, 2010 and April 30, 2011 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended April 30, 2010 and April 30, 2011, the Tax Fees were $0 and $1,660, respectively. The incurred Tax Fees are comprised of excise tax review services.

For the fiscal years ended April 30, 2010 and April 30, 2011, the Tax Fees were $0 and $1,940, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)

All Other Fees – There were no other fees incurred for the fiscal years ended April 30, 2010 and April 30, 2011.

(e)(1)

The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to Wells Fargo Advantage Income Opportunities Fund; (2) non-audit tax or compliance consulting or training services provided to the Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to the Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)

Not Applicable.

(f)

Not Applicable.

(g)

Provided below are the aggregate non-audit fees billed for the fiscal years ended April 30, 2010 and April 30, 2011, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

For the fiscal year ended April 30, 2010, the Registrant’s investment adviser incurred non-audit fees in the amount of $10,000. The non-audit fees for the year ended April 30, 2010 consisted of the aggregate fees for non-audit services rendered to the Fund and the investment advisor.

(h)

The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEMS 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF AUGUST 25, 2010

1. Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Income Opportunities Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).

2. Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

3. Responsibilities

(a) Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.

(b) Funds Management Proxy Committee

(i) Responsibilities. The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall monitor Risk Metrics Group (“Risk Metrics”), the proxy voting agent for Funds Management, to determine that Risk Metrics is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on the proxy voting process.

(ii) Voting Guidelines. Appendix A hereto sets forth guidelines regarding how proxies will be voted on the issues specified. Risk Metrics will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, Risk Metrics will forward the proxy to the Proxy Committee for a vote determination by the Proxy Committee. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Committee shall have the authority to direct Risk Metrics to forward the proxy to the Proxy Committee for a discretionary vote by the Proxy Committee if the Proxy Committee determines that a case-by-case review of such matter is warranted. The Proxy Committee may also consult Fund sub-advisers on certain proxy voting issues on a case-by-case basis as the Proxy Committee deems appropriate or to the extent that a sub-adviser of a Fund makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

(iii) Proxy Committee. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy is forwarded by Risk Metrics to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by Risk Metrics or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Voting decisions made by the Proxy Committee will be reported to Risk Metrics to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

(iv) Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

(v) Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

(vi) Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing Risk Metrics to vote in accordance with the recommendation Risk Metrics makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (5) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (6) erecting information barriers around the person or persons making voting decisions; (7) voting in proportion to other shareholders (“mirror voting”); or (8) voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

(vii) Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least semi-annually to review the Procedures and the performance of Risk Metrics in exercising its proxy voting responsibilities.

(viii) Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Patrick McGuinnis and Erik Sens. Andrew Owen shall be a non-voting member and serve in an advisory capacity on the Proxy Committee. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.

4. Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

5. Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at www.wellsfargo.com/advantagefunds or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•

The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

Funds Management will vote proxies relating to portfolio securities held by the Trusts in accordance with the following proxy voting guidelines. To the extent the specific guidelines below do not address a proxy voting proposal, Funds Management will vote pursuant to Risk Metrics’ current U.S. and International proxy voting guidelines. Proxies for securities held by the Wells Fargo Advantage Social Awareness Fund related to social and environmental proposals will be voted pursuant to Risk Metrics’ current SRI Proxy Voting Guidelines. In addition, proxies related to issues not addressed by the specific guidelines below or by Risk Metrics’ current U.S. and International proxy voting guidelines will be forwarded to the Proxy Committee for a vote determination by the Proxy Committee.

Uncontested Election of Directors or Trustees
THE FUNDS will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. THE FUNDS will not require a performance test for directors.	FOR

THE FUNDS will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.	FOR

THE FUNDS will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

THE FUNDS will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.	AGAINST

THE FUNDS will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if the company receives an adverse opinion on the company’s financial statements from its auditor.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.	WITHHOLD

Ratification of Auditors
THE FUNDS will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. THE FUNDS will follow the disclosure categories being proposed by the SEC in applying the above formula.	AGAINST/ WITHHOLD

With the above exception, THE FUNDS will generally vote for proposals to ratify auditors unless:	FOR

• an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

• there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

THE FUNDS will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

THE FUNDS will consider shareholder proposals requiring companies to prohibit their auditors from engaging in non-audit services on a case-by-case basis (or cap level of non-audit services).	CASE-BY-CASE

THE FUNDS will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR

THE FUNDS will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

Company Name Change/Purpose
THE FUNDS will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, THE FUNDS will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.	FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans
THE FUNDS will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.	FOR

Similarly, THE FUNDS will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Approve Other Business
THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, THE FUNDS retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.	AGAINST

Independent Board of Directors/Board Committees
THE FUNDS will vote for proposals requiring that two-thirds of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.	FOR

THE FUNDS will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

THE FUNDS will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.	FOR

THE FUNDS will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. THE FUNDS will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.	WITHHOLD

THE FUNDS will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Minimum Stock Requirements by Directors
THE FUNDS will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.	AGAINST

Indemnification and Liability Provisions for Directors and Officers
THE FUNDS will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. THE FUNDS will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.	FOR

Alternatively, THE FUNDS will vote against indemnity proposals that are overly broad. For example, THE FUNDS will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.	AGAINST

Nominee Statement in the Proxy
THE FUNDS will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.	AGAINST

Limitation on Number of Boards a Director May Sit On
THE FUNDS will withhold votes from directors who sit on more than six boards.	WITHHOLD
THE FUNDS will withhold votes from CEO directors who sit on more than two outside boards besides their own.	WITHHOLD

Director Tenure/Retirement Age
THE FUNDS will vote against proposals to limit the tenure of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, THE FUNDS is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.	AGAINST

The Funds will vote for proposals to establish a mandatory retirement age for directors provided that such retirement age is not less than 65.	FOR

Board Powers/Procedures/Qualifications
THE FUNDS will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, THE FUNDS will rely on the proxy voting Guidelines.	CASE-BY-CASE

Loans to Officers
THE FUNDS will consider on a case-by-case basis proposals to authorize the corporation to make loans or to guarantee the obligations of officers of the corporation or any of its affiliates.	CASE-BY-CASE

Adjourn Meeting to Solicit Additional Votes
THE FUNDS will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, THE FUNDS will consider the nature of the proposal and its vote recommendations for the scheduled meeting.	CASE-BY-CASE

THE FUNDS will vote for this item when:

THE FUNDS is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction THE FUNDS supports.	FOR

Contested Election of Directors or Trustees
Reimbursement of Solicitation Expenses

THE FUNDS will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.	CASE-BY-CASE

In addition, decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis as proxy contests are governed by a mix of federal regulation, state law, and corporate charter and bylaw provisions.	CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections
THE FUNDS will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.	CASE-BY-CASE

Removal of Directors
THE FUNDS will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.	CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies
THE FUNDS will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, THE FUNDS will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting
THE FUNDS will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy. However, if the board is elected annually we will not support cumulative voting.	CASE-BY-CASE

Shareholders’ Right To Call A Special Meeting
Shareholder Ability to Act by Written Consent
Proposals providing that stockholder action may be taken only at an annual or special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a special meeting, will be voted on a case by case basis in accordance with the proxy voting guidelines.	CASE-BY-CASE

Board Size
THE FUNDS will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.	FOR

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

THE FUNDS will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

THE FUNDS will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, THE FUNDS will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.	WITHHOLD

Alternatively, THE FUNDS will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.	CASE-BY-CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions
THE FUNDS will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.	CASE-BY-CASE

THE FUNDS will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail
THE FUNDS will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.	FOR

If the proposal is bundled with other charter or bylaw amendments, THE FUNDS will analyze such proposals on a case-by-case basis. In addition, THE FUNDS will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.	CASE-BY-CASE

Voting Rights
THE FUNDS will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, THE FUNDS will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.	AGAINST

Dual Class/Multiple-Voting Stock
THE FUNDS will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.	AGAINST

Alternatively, THE FUNDS will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

Supermajority Vote Provisions
THE FUNDS will generally consider on a case-by-case basis proposals to increase the shareholder vote necessary to approve mergers, acquisitions, sales of assets etc. and to amend the corporation’s charter or by-laws. The factors considered are those specified in the proxy guidelines.	CASE-BY-CASE

However, a supermajority requirement of 75% or more is abusive and THE FUNDS will vote against proposals that provide for them.	AGAINST

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation’s governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.

Confidential Voting
THE FUNDS will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations
THE FUNDS will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.	AGAINST

Equal Access to the Proxy
THE FUNDS will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.	CASE-BY- CASE

Disclosure of Information
THE FUNDS will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.	AGAINST

Annual Meetings
THE FUNDS will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.	FOR

Alternatively, THE FUNDS will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

THE FUNDS will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the company’s outstanding voting shares.	FOR

Shareholder Advisory Committees/Independent Inspectors
THE FUNDS will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.	AGAINST

Technical Amendments to the Charter of Bylaws
THE FUNDS will generally vote in favor of charter and bylaw amendments proposed solely to conform to modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.	FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY- CASE

Bundled Proposals
THE FUNDS will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as THE FUNDS will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.	CASE-BY- CASE

Common Stock Authorizations/Reverse Stock Splits/Forward Stock Splits

THE FUNDS will follow the Risk Metrics capital structure model in evaluating requested increases in authorized common stock. In addition, even if capital requests of less than or equal to 300% of outstanding shares fail the calculated allowable cap, THE FUNDS will evaluate the request on a case-by-case basis, potentially voting for the proposal based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Further, the company should identify what the stock increases are to be used for, i.e. a proposed stock split, issuance of shares for acquisitions, or for general business purposes.	CASE-BY-CASE

Also to be considered is whether the purpose of the proposed increase is to strengthen takeover defenses, in which case THE FUNDS will vote against the proposal. Such increases give management too much power and are beyond what a company would normally need during the course of a year. They may also allow management to freely place the shares with an allied institution or set the terms and prices of the new shares.	AGAINST

For reverse stock splits, THE FUNDS will generally vote for proposals to implement the split provided the number of authorized common shares is reduced to a level that does not represent an unreasonably large increase in authorized but unissued shares. The failure to reduce authorized shares proportionally to any reverse split has potential adverse anti-takeover consequences. However, such circumstances may be warranted if delisting of the company’s stock is imminent and would result in greater harm to shareholders than the excessive share authorization.	FOR

THE FUNDS will evaluate “Going Dark” transactions, which allow listed companies to de-list and terminate the registration of their common stock on a case-by-case basis, determining whether the transaction enhances shareholder value.	CASE-BY-CASE

THE FUNDS will generally vote in favor of forward stock splits.	FOR

Dividends
THE FUNDS will vote for proposals to allocate income and set dividends.	FOR

THE FUNDS will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, THE FUNDS will vote against the proposal.	AGAINST

THE FUNDS will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.	AGAINST

In addition, THE FUNDS will vote for proposals to set director fees.	FOR

Reduce the Par Value of the Common Stock
THE FUNDS will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization
THE FUNDS will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.	FOR

Alternatively, THE FUNDS will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).	AGAINST

In addition, THE FUNDS will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

THE FUNDS will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Finally, THE FUNDS will consider on a case-by-case basis proposals to modify the rights of preferred shareholders and to increase or decrease the dividend rate of preferred stock.	CASE-BY-CASE

Reclassification of Shares
THE FUNDS will consider proposals to reclassify a specified class or series of shares on a case-by-case basis.	CASE-BY-CASE

Preemptive Rights
THE FUNDS will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.	FOR

Share Repurchase Plans
THE FUNDS will vote for share repurchase plans, unless:	FOR

• there is clear evidence of past abuse of the authority; or	AGAINST

• the plan contains no safeguards against selective buy-backs.	AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans
THE FUNDS will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.	CASE-BY-CASE

THE FUNDS will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, Risk Metrics evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, THE FUNDS will vote for the plan. Risk Metrics will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.	FOR

If the proposed cost is above the allowable cap, THE FUNDS will vote against the plan.	AGAINST

Among the plan features that may result in a vote against the plan are:	AGAINST
• plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.

THE FUNDS will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) THE FUNDS will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, THE FUNDS shall apply a premium on full value awards for the past three fiscal years.	AGAINST

Even if the equity plan fails the above burn rate, THE FUNDS will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, THE FUNDS will consider withholding from the members of the compensation committee.	FOR

THE FUNDS will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.	CASE-BY-CASE

THE FUNDS will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.	FOR

THE FUNDS will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.	FOR

THE FUNDS will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.	FOR

THE FUNDS will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.	WITHHOLD

THE FUNDS will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR

THE FUNDS will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.	AGAINST

THE FUNDS will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.	CASE-BY-CASE

For certain OBRA-related proposals, THE FUNDS will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.	FOR

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. THE FUNDS will consider these plans based on their voting power dilution.	CASE-BY-CASE

THE FUNDS will generally vote for retirement plans for directors.	FOR

THE FUNDS will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.	CASE-BY-CASE

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

Bonus Plans
THE FUNDS will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. THE FUNDS will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.	CASE-BY-CASE

Deferred Compensation Plans
THE FUNDS will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless	FOR

• the proposal is embedded in an executive or director compensation plan that is contrary to guidelines	AGAINST

Disclosure on Executive or Director Compensation
Cap or Restrict Executive or Director Compensation

THE FUNDS will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.	FOR

THE FUNDS will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.	FOR

THE FUNDS will generally vote against proposals that seek to limit executive and director pay.	AGAINST

Golden and Tin Parachutes
THE FUNDS will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, THE FUNDS will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:	CASE-BY-CASE

•      arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

•      guarantees of benefits if a key employee voluntarily terminates;

•      guarantees of benefits to employees lower than very senior management; and

•      indemnification of liability for excise taxes.

By contrast, THE FUNDS will vote against proposals that would guarantee benefits in a management-led buyout.	AGAINST

Reincorporation
THE FUNDS will evaluate a change in a company’s state of incorporation on a case-by-case basis. THE FUNDS will analyze the valid reasons for the proposed move, including restructuring efforts, merger agreements, and tax or incorporation fee savings. THE FUNDS will also analyze proposed changes to the company charter and differences between the states’ corporate governance laws.	CASE-BY-CASE

States have adopted various statutes intended to encourage companies to incorporate in the state. These may include state takeover statutes, control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, and disgorgement provisions. THE FUNDS will examine reincorporations on a case-by-case in light of these statutes and in light of the corporate governance features the company has adopted to determine whether the reincorporation is in shareholders’ best interests.	CASE-BY-CASE

In addition, THE FUNDS will also examine poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions in the context of a state’s corporate governance laws on a case-by-case basis.	CASE-BY-CASE

THE FUNDS will evaluate shareholder proposals requiring offshore companies to reincorporate into the United States on a case-by-case basis.	CASE-BY-CASE

Reincorporation proposals may have considerable implications for shareholders, affecting the company’s takeover defenses and possibly its corporate structure and rules of governance.

Stakeholder Laws
THE FUNDS will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, THE FUNDS will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.	FOR

Mergers/Acquisitions and Corporate Restructurings
THE FUNDS will consider proposals on mergers and acquisitions on a case-by-case basis. THE FUNDS will determine if the transaction is in the best economic interests of the shareholders. THE FUNDS will take into account the following factors:	CASE-BY-CASE

•      anticipated financial and operating benefits;

•      offer price (cost versus premium);

•      prospects for the combined companies;

•      how the deal was negotiated;

•      changes in corporate governance and their impact on shareholder rights.

In addition, THE FUNDS will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.	CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, THE FUNDS will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but THE FUNDS may also review the compensation plan for executives managing the liquidation,	CASE-BY-CASE

Appraisal Rights
THE FUNDS will vote for proposals to restore, or provide shareholders with rights of appraisal.	FOR

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

Mutual Fund Proxies
THE FUNDS will vote mutual fund proxies on a case-by-case basis.	CASE-BY-CASE

Proposals may include, and are not limited to, the following issues:

•      eliminating the need for annual meetings of mutual fund shareholders;

•      entering into or extending investment advisory agreements and management contracts;

•      permitting securities lending and participation in repurchase agreements;

•      changing fees and expenses; and

•      changing investment policies.

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size. Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund’s average net daily assets. In exchange for this consideration, the investment advisor manages the fund’s account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor’s corporate parent.

Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund. As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

Distribution agreements are agreements authorized by guidelines established under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the fund’s shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities Exchange Act of 1934; and the federal Investment Company Act of 1940.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Phil Susser has been a portfolio manager of Wells Fargo Advantage Utilities and High Income since 2010. Mr. Susser is a Senior Portfolio Manager at Wells Capital Management and has been with Wells Capital Management or an affiliate since 2001. Education: B.A., Economics, University of Pennsylvania; J.D. University of Michigan

Niklas Nordenfelt, CFA has been a portfolio manager of Wells Fargo Advantage Utilities and High Income since 2010. Mr. Nordenfelt is a Senior Portfolio Manager at Wells Capital Management and has been with Wells Capital Management or an affiliate since 2003. Education: B.A., Economics, University of California, Berkeley

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent period ended April 30, 2011.

NOTE: Wells Fargo Advantage Income Opportunities Fund is not included in the numbers below except to list it at the top.

Other Accounts	#	$ mil	4/30/2011
Wells Fargo Advantage Income Opportunities Fund	1	$946.9

Niklas Nordenfelt

I manage the following types of accounts:	Other Registered Investment Companies[1]	Other Pooled Investment Vehicles[2]	Other Accounts[3]
Number of above accounts	5	4	20
Total assets of above accounts (millions)	$1,731.7	$474.4	$2,027.6
performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies[1]	Other Pooled Investment Vehicles[2]	Other Accounts[3]
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$288.2	$0.0

Phil Susser

I manage the following types of accounts:	Other Registered Investment Companies[1]	Other Pooled Investment Vehicles[2]	Other Accounts[3]
Number of above accounts	5	4	20
Total assets of above accounts (millions)	$1,731.7	$474.4	$2,027.6
performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies[1]	Other Pooled Investment Vehicles[2]	Other Accounts[3]
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$288.2	$0.0

[1]	Registered Investment Companies includes mutual funds and closed-end funds registered with the Securities and Exchange Commission.
[2]	Pooled Investment Vehicles includes non-registered investment vehicles such as Section 3(c)(7) companies, hedge funds, and common and collective trusts.
[3]	Other Accounts includes separately managed accounts ONLY. NO PERSONNEL ACCOUNTS.

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, the Sub-Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of April 30, 2011:

Wells Fargo Advantage Income Opportunities Fund
Phil Susser	none
Niklas Nordenfelt	none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Advantage Income Opportunities Fund (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Advantage Income Opportunities Fund

By:	/s/ KARLA M. RABUSCH
Karla M. Rabusch President

Date:	June 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ KARLA M. RABUSCH
Karla M. Rabusch President

Date:	June 28, 2011

By:	/s/ KASEY L. PHILLIPS
Kasey L. Phillips Treasurer

Date:	June 28, 2011